                                                                   EXHIBIT 10.7


                                    AGREEMENT

         AGREEMENT, entered into this 5th day of November 1992 between INTERNATIONAL CIRCULATION DISTRIBUTORS - THE HEARST CORPORATION, a Delaware corporation, having its principal office at 959 Eighth Avenue, New York, New York 10019 (hereinafter referred to as "ICD") and WIRED U.S.A., having its principal place of business at 544 Second Street, San Francisco, California 94107-1427 (hereinafter referred to as "PUBLISHER").

                                   WITNESSETH

         In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

         FIRST: DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "TERM" shall have the meanings set forth in item Third below.

                  (b) "SPECIAL INTEREST PUBLICATION(S)" shall mean PUBLISHER'S magazines released less frequently than six times per year.

                  (c) "PUBLICATION(S)" shall mean all publications, including Special Interest Publications, listed on the attached Schedule A; and all subsequent newsstand publications published by PUBLISHER.

                  (d) "WHOLESALERS" are certain wholesale and/or retail dealers who distribute magazines and paperback books in certain defined market areas.

                  (e) "ON-SALE DATE" shall mean the date each issue of the Publication(s) is placed for initial sale at retail outlets.




                                       1.

                  (f) "OFF-SALE DATE" shall mean the date PUBLISHER and ICD agree for recall of issues of the Publication(s) from sale at retail outlets.

                  (g) "TERRITORY" shall mean the United States, its territories and possessions and Canada, excluding non-Wholesaler or non-Eastern News Distributors, Inc. serviced computer store outlets.

                  (h) "COVER PRICE" shall mean the suggested retail selling price of the Publication(s) specified on the cover of each copy thereof, as the same may be increased or decreased during the Term of this Agreement.

                  (i) "ICD COMMISSION" shall mean * of the Cover Price per net copy sold, per each twelve (12) month period, until brokerage fees reach *.

          "ICD Commission" shall mean * of the Cover Price per net copy sold, above * in brokerage fees, per each twelve (12) month period.

          Should brokerage fees reach * in a given contract year, ICD Commissions shall be based on * of the Cover Price per net copy sold, above * in brokerage fees, per each twelve (12) month period.

          Brokerage rate will be based on * of the Cover Price, on all copies sold within each twelve (12) month period for the term of the contract.

          Once sales for the last issue in each twelve (12) month period have been finalized, adjustments will be made to determine monies due to PUBLISHER, if any, based upon * of Cover Price on any copies sold above *

- ----------
* Confidential Treatment Requested



                                       2.

* in brokerage fees accrued; and * of Cover Price on any copies sold above * in brokerage fees accrued.

         A minimum brokerage guarantee to ICD of * will be paid to ICD for the first contract year. Any difference below the minimum guarantee is payable at one hundred and twenty (120) days after the Off-Sale Date of the last issue of the first contract year.

                  (j) "WHOLESALER DISCOUNT" shall mean the discount off the Cover Price at which PUBLISHER authorizes ICD to grant Wholesalers for copies of the Publication(s).

                  (k) "SHIPPERS COMPLETION NOTICE" shall mean a written notice delivered to ICD and executed by the Shipper of the Publication(s), specifying both the number of copies of each issue of the Publication(s) shipped to Wholesalers in accordance with ICD and PUBLISHER'S instructions and the date of completion of such shipping.

                  (l) "NET SALES" shall mean with respect to each issue of the Publication(s), the number of copies of the Publication(s) specified in each Shipper's Completion Notice (as such number may be modified by additional information furnished by the Shipper or PUBLISHER) less the number of copies of that issue of the Publication(s) returned to ICD or lost or damaged in shipment.

                  (m) "FINAL BILLINGS" shall mean the Cover Price, less the Wholesaler Discount, less ICD's Commission, multiplied by the Net Sales.

                  (n) "GROSS BILLINGS" shall mean the Cover Price, less the Wholesaler Discount, multiplied by the number of copies of the Publication(s) specified on the Shipper's Completion Notice.


- ---------------
* Confidential Treatment Requested




                                       3.

         SECOND: RIGHTS GRANTED. PUBLISHER hereby constitutes and appoints ICD as its Agent for the distribution and sale of all copies of the Publication(s) intended for resale through Wholesalers throughout the Territory for the Term of this Agreement.

         THIRD: TERM. The grant of rights by PUBLISHER to ICD shall be effective as of the date hereof and the Term of this Agreement shall continue for a period of three (3) years, commencing with the On-Sale Date of the February 1993 issue of the Publication(s) and concluding with the completion of distribution of the December 1995 issue of the Publication(s).

         The Term shall be automatically extended for successive periods of three (3) years upon the same terms and conditions. Either party may terminate this Agreement upon the expiration of the original Term or any renewal Term by written notice specifying the On-Sale Date of the last issue of the Publication(s) to be distributed hereunder, which notice shall be received not less than ninety (90) days prior to the expiration of the then-current Term.

         If, however, PUBLISHER should finally discontinue publishing or distribution on newsstand of said Publication(s), then PUBLISHER may terminate this Agreement by giving ICD sixty (60) days written notice of termination.

         PAYMENT WITHHELD. If PUBLISHER shall terminate this Agreement or suspend or discontinue publication, ICD shall be entitled to withhold any and all payments due hereunder to PUBLISHER on or after notice of termination hereof until the return of all unsold copies of the Publication(s) from Wholesalers. Such withholding shall not be for more than one hundred eighty (180) days after the Off-Sale Date of the last Publication(s) distributed hereunder in the U.S. and Canada.

         All monies withheld by ICD under this paragraph shall be in addition to whatever other monies are due to it under any other provision of this Agreement.




                                       4.

         FOURTH:  PUBLISHER AGREEMENT.  The PUBLISHER agrees that:

                  (a) SHIPMENT. Upon receipt from ICD of the shipping labels or galley tapes of Wholesalers to whom copies of the Publication(s) are to be shipped and ICD's recommendation as to the number of copies to be shipped to each, such number being subject to reasonable consent of PUBLISHER, PUBLISHER shall ship such number directly to each listed Wholesaler. PUBLISHER shall ship copies of each issue, in good condition, far enough in advance of the respective On-Sale Dates to enable distribution to and by Wholesalers by the On-Sale Dates. PUBLISHER shall pay all transportation charges relating to the shipment of the Publication(s) to Wholesalers throughout the Territory, including import and other duties and reshipping expenses.

                  (b) TITLE TO COPIES. Title to copies of the Publication(s) delivered hereunder shall remain in PUBLISHER until said copies reach their respective place or places of destination. Upon reaching such place or places of destination, title to said copies shall vest in the Wholesalers to whom said copies have been delivered.

                  (c) RISK OF LOSS. ICD may deduct from payments due PUBLISHER, as provided in item TENTH hereof, amounts attributable to copies of the Publication(s) lost or damaged in shipment to Wholesalers.

         PUBLISHER shall bear the risk of loss for all copies of the Publication(s) until they are received by Wholesalers and during any time they are being returned or reshipped at PUBLISHER'S instructions.

                  (d) PUBLICATION. PUBLISHER will regularly publish each issue of the Publication(s) covered by this Agreement, during the Term and any renewal Term in




                                       5.

substantially the same size, quality of paper and reproduction, and similar editorial content and covers as previous issues.

         If PUBLISHER desires to change the frequency of publishing issues of any Publication(s) or to suspend or discontinue any one or more of the Publication(s), it shall notify ICD not less than sixty (60) days prior to the scheduled shipping date of such issue. If PUBLISHER fails to so notify ICD, PUBLISHER shall pay ICD all costs and expenses which ICD or Wholesalers may actually suffer or incur by reason thereof.

                  (e) ICD CUSTOMER BILLING. Prices to be paid by Wholesalers shall be determined, in accordance with, among other things, industry and/or competitive considerations, by PUBLISHER. It is hereby agreed that the Wholesaler price(s) shall be collected by, and paid to ICD, exclusively.

         FIFTH: STATUS OF ICD. In no event shall ICD be obligated to segregate from any of its other funds any of the sums which may be paid to ICD by Wholesalers, nor shall ICD be considered a trustee, pledgeholder or fiduciary of PUBLISHER. PUBLISHER acknowledges that all monies paid by, or due and owing from Wholesalers for copies of the Publication(s) not returned to ICD are, and at all times shall be and remain, the sole property of ICD; it being mutually agreed that anything in this Agreement to the contrary notwithstanding, for the purposes of dealing with proceeds of distribution of the Publication, (i) the relationship between PUBLISHER and ICD is that of creditor and debtor and (ii) that ICD shall have the exclusive right to bill Wholesalers for such monies and to demand payment and institute legal proceedings for accounting for and the collection of such monies.

         SIXTH: RETAIL DISPLAY ALLOWANCES. ICD shall process applications for retail or checkout display allowance ("RDA") contracts and perform the work of receiving and collating




                                       6.

information from retail magazine dealers and issuing payments to them on behalf of PUBLISHER for amounts due to them under PUBLISHER'S RDA programs in reference to the Publication(s) previously authorized by PUBLISHER in writing for each retail account. PUBLISHER shall designate which Publication(s) and for what time period such RDA shall apply. RDA payment to such dealers shall be charged to the PUBLISHER'S account.

         SEVENTH:  STATUS OF WHOLESALERS.

                  (a) CREDIT TO WHOLESALERS. ICD may extend such credit to Wholesalers and may take such collection measures, including stopping or holding up shipments as it may deem advisable with respect to delinquent accounts. ICD shall bear any losses from uncollectible accounts due ICD from Wholesalers and any legal fees or other costs or expenses incurred by ICD in respect of the Publication(s) for collection or attempted collection in the aggregate ("Uncollectible Sums"). If ICD notifies PUBLISHER at least fifteen (15) days prior to shipment to hold shipments to a specified wholesaler or other Wholesaler and PUBLISHER nevertheless permits such shipments, PUBLISHER shall bear all resulting losses of Uncollectible Sums. Such Uncollectible Sums shall be charged against the account of PUBLISHER or recovered by ICD pursuant to item TENTH and ICD shall not be required to institute any legal action to effect collection.

                  (b) EVENTFUL DESTRUCTION OF COPIES. In the event of destruction of copies of the Publication(s) through force majeure after delivery to any Wholesaler(s), ICD may, in its sole discretion, settle the Net Sale of the Publication(s) with any Wholesaler(s) and PUBLISHER will accept the same for purposes of credit, payment and commission.

                  (c) WHOLESALER'S BUSINESS TERMINATION. In the event that any Wholesaler's business:




                                       7.

                           (a) is dissolved or terminated;

                           (b) is adjudicated a bankruptcy after the filing of a
                               petition for voluntary or involuntary bankruptcy; or

                           (c) is reorganized or conducted by a composition of
                               creditors under the Federal Bankruptcy Act;

         PUBLISHER shall be entitled to receive payment amounting to no more than an amount equal to that which PUBLISHER would have received pursuant to the provisions of Paragraph FOURTH hereof, as if the Publication(s) had been distributed and sold hereunder. In determining what "the PUBLISHER would have received pursuant to the provisions of Paragraph FOURTH hereof as if the Publication(s) had been distributed and sold hereunder", it is agreed that the average number of returns of unsold copies of the Publication(s) which ICD has experienced in respect of the Publication(s) during the term of this Agreement shall apply to the Publication(s) delivered and sold to said Wholesaler, which Publication(s) have not been paid for or returned by said Wholesaler.

         EIGHTH: AGREEMENTS.

                  (a) TRAFFIC FUNCTIONS. ICD, if requested by PUBLISHER, will route, or assist PUBLISHER in routing, shipments of Publications to Wholesalers; prepare bills of lading, and assume the traffic function of PUBLISHER'S newsstand distribution, including handling of claims arising from shortages, rate overcharges, loss or damage of issues in transit.

                  (b) SALE DATES. ICD will use reasonable efforts to insure that the Publication(s) are placed on sale and are taken off-sale on the dates respectively specified by PUBLISHER.




                                       8.

                  (c) DISTRIBUTIONS AND ALLOTMENTS. Nothing contained in this Agreement shall curtail or otherwise affect the other activities of ICD. Subject to the right of ICD and Wholesalers to return unsold copies of the Publication(s) as provided in item NINTH hereof, ICD agrees to use reasonable efforts to effect the distribution and sale of copies of the Publication(s) from PUBLISHER to such Wholesalers as may be included from time to time during the term hereof. With respect to each of the Publication(s), ICD will assist PUBLISHER to obtain access to all draw and return figures on the Publication(s).

                  (d) ACCOUNT EXECUTIVE. ICD will assign an account executive to the Publication(s) on a non-exclusive basis.

                  (e) SALES PERFORMANCE STATEMENTS. ICD will render to PUBLISHER a sales performance statement for each issue of the Publication(s) setting forth in summary form: (i) the issue date; (ii) On-Sale; (iii) the number of copies distributed; (iv) the returns received; (v) Net Sales (in both numerical and percentage terms); (vi) the sales trend of the Publication(s) for which such statement is being rendered versus that of prior issues and the issue of one year previous; and (vii) other appropriate calculations pursuant to this Agreement.

         NINTH:  RETURNS.

                  (a) DEDUCTION OF RETURNS. In determining the sums payable to PUBLISHER, ICD shall be entitled to deduct returns of each issue of the Publication(s) shipped to ICD from Wholesalers located in the United States and Canada at any time within one hundred eighty (180) days of the Off-Sale Date of each such issue of the Publication(s).

         The aforesaid one hundred eighty (180) day period shall be subject to extension by reason of delay in mail delivery, "acts of God" or any other cause beyond the reasonable control of ICD. If ICD receives returns of any issue of the Publication(s) after final payment for such




                                       9.

issue has been made, ICD may deduct such returns at the rate charged therefor from any remittance due PUBLISHER for any later issues (if any) of Publication(s), or, if after termination of the Agreement, then PUBLISHER shall make prompt payment to ICD upon receipt of ICD's statement regarding such returns.

                  (b) EVIDENCE OF RETURNS. ICD shall be entitled to credit for returns of all unsold copies of the Publication(s) received by ICD from Wholesalers. In determining the amount of said credit, ICD will charge PUBLISHER, at the same rate ICD paid PUBLISHER under item TENTH hereof, for all unsold copies returned to ICD by Wholesalers in the form of whole copies, front covers, cover headings, or returns evidenced by an affidavit, for which ICD gives credit to Wholesalers.

         Whenever ICD, in its sole discretion, elects to accept an affidavit from a Wholesaler attesting to the number of unsold copies of the Publication(s) destroyed, then such affidavit shall be equivalent to, and shall have the same effect as the return of whole copies, front covers or cover headings of said unsold copies.

                  (c) FULL COPY RETURNS. If PUBLISHER shall request, in writing, the return to it of the complete copies of unsold copies of the Publication(s), then ICD will call upon Wholesalers to return said complete copies, but the failure to return such copies shall not affect ICD's right to allowance and credit or reimbursement therefor hereunder. In addition to the foregoing when and if said complete copies are returned at the request of PUBLISHER, PUBLISHER shall reimburse ICD for the complete cost of transportation relating to said complete copies, together with any Wholesaler charges for the return of said copies.




                                       10.

         TENTH:  TERMS OF PAYMENT.

                  (a) ICD will pay PUBLISHER a net price for all copies of the Publication(s) delivered and sold hereunder at the Wholesaler price(s), less ICD's commission as set forth in item FIRST (i) herein, and less the credits and allowances provided for in item NINTH (b) hereof. ICD shall effect its reimbursement to PUBLISHER by deducting from any payments due or to become due PUBLISHER pursuant to the aforementioned item and item THIRD hereof, for:

                           (i) credits for returns of all unsold copies of the Publication(s);

                           (ii) Retail Display Allowance payments made by ICD on behalf of PUBLISHER with respect to the Publication(s);

                           (iii) special fixture costs and promotional costs incurred by ICD on behalf of PUBLISHER, with prior PUBLISHER approval;


                           (iv) any allowances hereinafter provided at the direction of the PUBLISHER and

                           (v) any other costs incurred by ICD on behalf of PUBLISHER, with prior PUBLISHER approval.

                  (b) After each delivery is made by it of the copies of the Publication(s) sold and delivered hereunder, PUBLISHER immediately will send a written notice to ICD confirming the delivery of the copies of the Publication(s) to Wholesalers in accordance with the provisions of item Fourth hereof. ICD will pay PUBLISHER for all copies of the Publication(s) delivered hereunder at the rate per copy as specified in item FIRST (m) hereof as follows:

                           (1) First Payment -- With receipt by ICD of the
shipper's written confirmation indicating the number of copies so shipped of a particular issue, * of the estimated Net Sale at ten (10) days from shipping for the first three (3) issues, and


- ---------------
* Confidential Treatment Requested




                                       11.

* of the estimated Net Sale at ten (10) days from shipping on all issues thereafter. An estimate of * sale to be used for the first two (2) issues;

                           (2) Final Payment -- Less all monies previously
advanced, finalization payment one hundred-twenty (120) days after the Off-Sale Date.

                           (3) ICD will credit returns to Wholesalers on a
continuing basis even after such last mentioned payment and it shall have the right, as its election, (a) to continue to deduct the value of such returns after such payment from any future payments due PUBLISHER on any one or more issues of any one or more Publication(s), or (b) to be paid by PUBLISHER upon demand for such returns.

                  (c) PUBLISHER agrees that whatever monies are due PUBLISHER hereunder shall be paid in United States dollars, and insofar as Canadian sales are concerned, ICD shall have the right to charge PUBLISHER for the cost of converting Canadian funds into United States dollars and PUBLISHER shall only be entitled to be paid on the net proceeds after such conversion.

         ELEVENTH: CROSS COLLATERALIZATION/OVERDRAFTS. The Final Billing of each issue of all Publications(s) distributed by ICD pursuant to this Agreement shall be treated as a unit, it being the intention hereof that if the total of the advance payments made by ICD with respect to any issue of the Publication(s) (not previously deducted from subsequent issues of the Publication(s)) shall exceed the Final Billings for the same issue of that Publication(s) (the "Overdraft"), the Overdraft may be deducted by ICD from any advance and/or payment of Final Billing which ICD may be required to make on any succeeding issue or issues of the same Publication(s) or any other Publication(s), or shall be refunded or paid by PUBLISHER immediately upon demand.


- ---------------
* Confidential Treatment Requested




                                       12.

         TWELFTH: PUBLISHER'S WARRANTIES; INDEMNITY. PUBLISHER represents, covenants and warrants to ICD that the rights herein granted to ICD have not been granted to any other person, firm or corporation; that it has the right and authority to enter into this Agreement and the ability to perform its obligations hereunder, including delivery to ICD without liens on or affecting the Publication(s), sufficient copies of each issue of the Publication(s) in salable condition to comply with the terms of this Agreement; and that nothing contained in any issue of the Publication(s) covered by this Agreement will be grounds for an action to prevent distribution or for damages because the material contained therein is libelous, an invasion of any right of privacy or publicity, a violation of any copyright or trademark, or of any other personal or property right, or for any other reason whatsoever.

         PUBLISHER shall indemnify and hold ICD and its officers, agents and representatives and Wholesalers harmless from and against any damages, costs, fines, expenses (including reasonable counsel fees and associated legal costs), judgements, settlements, penalties, liabilities, or losses of any kind or nature resulting from any claim, cause of action, suit or proceeding, arising with respect to issues of the Publication(s) in connection with claims of copyright infringement, libel, violations of right of privacy or publicity or other proprietary rights in the title, contents, or any printed matter of the Publication(s), including, but not limited to, advertisements, pictures, photographs, cartoons, caricatures, whether appearing on the covers or in the text thereof, or any promotional material furnished by the PUBLISHER, or arising out of the breach of any of the foregoing representations or warranties. Should any such event occur or reasonably be anticipated, ICD may retain a reasonable reserve from any monies payable to the PUBLISHER hereunder as security for the foregoing indemnity. PUBLISHER agrees to name ICD as an additional named insured under any PUBLISHER'S liability insurance carried by PUBLISHER, and




                                       13.

will deliver a certificate of such insurance to ICD upon request therefor. ICD and PUBLISHER with all reasonable promptness shall each notify the other of any suit, proceeding, claim or demand brought or made on the basis of or in connection with the Publication(s) distributed or to be distributed by ICD. ICD and PUBLISHER agree that PUBLISHER shall have no right to compromise or settle any suit or claim in which ICD or a Wholesaler is named unless such settlement shall result in a full and final release of all claims against ICD and Wholesaler. Rights of ICD under item TWELFTH shall be in addition to, and not in lieu of, any rights or remedies to which it might be entitled.

         THIRTEENTH: ASSIGNMENT. PUBLISHER agrees not to assign this Agreement or any of its rights or duties hereunder without the prior written consent of ICD, which consent shall not be unreasonably withheld.

         ICD agrees that its consent is not required for PUBLISHER to sell its stock or assets. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. PUBLISHER specifically acknowledges that this Agreement shall be binding for its Term upon any successor in interest of PUBLISHER who shall own or publish the Publication(s), it being the intent of the parties that notwithstanding any sale by PUBLISHER of its stock or assets (including the Publication(s)), this Agreement nevertheless shall remain in full force and effect. PUBLISHER my assign, for security or otherwise, any payment(s) due from ICD hereunder so long as any such transfer shall be effected only on ICD's "Notice of Assignment" form.

         FOURTEENTH: NOTICE. Any notice required or which may be given hereunder shall be sent by certified or registered mail, return receipt requested, or by telegram or facsimile




                                       14.

addressed to the other party and given by addressing the same to the other as follows, unless written notice shall have been given as of the date mailed or telegram or facsimile sent:

                   If to ICD, to:                   ICD/The Hearst Corporation
                                                    959 Eighth Avenue
                                                    New York, NY 10019
                                                    Attention: President

                   If to the PUBLISHER, to:         WIRED U.S.A.
                                                    544 Second Street
                                                    San Francisco, CA 94107-1427
                                                    Attention: Ms. Jane Metcalfe

         FIFTEENTH: WAIVER; MODIFICATION. No waiver, modification or cancellation of any term or condition of this Agreement shall be effective unless and until signed by authorized officers of the parties hereto. No written waiver shall excuse the performance of any act other than those specifically referred to therein.

         SIXTEENTH: CONSTRUCTION. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of New York.




                                       15.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed for and on their behalf by their duly authorized officers, the day and year first above written.

INTERNATIONAL CIRCULATION DISTRIBUTORS               WIRED USA
THE HEARST CORPORATION

Name:        Victor J. Zustovich                  Name:       Jane Metcalfe

Signature:   /S/ VICTOR J. ZUSTOVICH              Signature:  /S/ JANE METCALFE

Title:       Vice President Business Affairs      Title:      President

Date:        November 18, 1992                    Date:       November 5, 1992








                                       16.

                                   SCHEDULE A

                             FIRST ICD
PUBLICATION(S)              DIST. ISSUE       ON-SALE DATE          FREQUENCY         COVER PRICE

WIRED                 Premiere 1993              1/12/93            Bimonthly               $4.95

                                [ICD LETTERHEAD]
                                 August 2, 1994

Ms. Jane Metcalfe
WIRED U.S.A.
544 Second Street
San Francisco, CA 94107-1427

Dear Jane:

The purpose of this letter is to clarify and amend the Agreement between WIRED U.S.A. and ICD/The Hearst Corporation dated November 5, 1992 to reflect the change in frequency of Wired from bimonthly to monthly with regards to paragraph THIRD concerning Term.

         Currently our Agreement states the initial term commences with the On-Sale Date of the February 1993 issue (1/11/93) and continues for three (3) years concluding with the completion of distribution of the December 1995 issue. With the change in frequency to monthly, the last issue of the initial term should be January 1996 (reflecting the inclusion of all issues on-sale prior to 1/11/96).

         With your approval, the following will amend and be made part of the Agreement between WIRED U.S.A. and ICD/Hearst dated November 5, 1992:

         The first paragraph of paragraph THIRD will now read as follows:

                  "Term. The grant of rights by PUBLISHER to ICD shall be effective as of the date hereof and the term of this Agreement shall continue for a period of three (3) years, commencing with the On-Sale Date of the February 1993 issue of the Publication(s) and concluding with the completion of distribution of the January 1996 issue of the Publication(s)."

         All of the remaining paragraphs under paragraph THIRD remain the same.

         All other terms and conditions not amended above remain as stated in the Agreement.

         If the above meets with your approval please sign two (2) copies of this amendment letter and return them to my attention. A ratified copy will be sent to you for your files.

         Jane, should you have any questions, please don't hesitate to give me a call.

                                            Best regards.

                                            /s/ Debra M. Delmar
                                            Debra M. Delmar




                                       18.

Page 2 of 2
WIRED U.S.A. Amendment - August 2, 1994

ACCEPTED:                                ACCEPTED:

WIRED U.S.A.                             INTERNATIONAL CIRCULATION
                                         DISTRIBUTORS/THE HEARST
                                         CORPORATION

By:         Jane Metcalfe          By:          Victor J. Zustovich

Title:      President              Title:       Vice President Business Affairs

Signature:  /S/ JANE METCALFE      Signature:   /S/ VICTOR J. ZUSTOVICH

Date:       August 25, 1994        Date:        September 14, 1994

cc:      G. Clark
         I. D'Aloia
         F. Herrera
         V. Zustovich

DMD:pcp




                                       19.

                               CONTRACT AMENDMENT
                                     4/11/95

         This amendment confirms the items agreed upon with regards to the distribution of Wired magazine through ICD/Hearst and includes the change in business address and company name for WIRED U.S.A., now Wired Ventures Ltd.

         The following will amend and be made part of the Agreement originally between WIRED U.S.A. and ICD/The Hearst Corporation, dated November 5, 1992 and the subsequent amendment of August 2, 1994, now between Wired Ventures Ltd. and ICD/The Hearst Corporation.

         1. The first paragraph of the Agreement will now be changed to read as follows:

                  "Agreement, entered into this 5th day of November 1992 and amended August 2, 1994, between INTERNATIONAL CIRCULATION DISTRIBUTORS - THE HEARST CORPORATION, a Delaware Corporation, having its principal office at 250 West 55th Street, New York, New York 10019 (hereinafter referred to as "ICD") and WIRED VENTURES LTD., having its principal place of business at 520 Third Street, 4th Floor, San Francisco, CA 94107-1427 (hereinafter referred to as "PUBLISHER")."

         2.       Paragraph FIRST (i) will now include the following:

                  "(i) Effective with the February 1995 issue, "ICD Commission" shall mean * of the Cover Price per net copy sold, per each twelve (12) month period up to * copies sold; * of the Cover Price per net copy sold, per each twelve (12) month period, on all copies sold from * copies sold up to * copies sold; and * of the Cover Price per net copy sold per each twelve (12) month period, on all copies sold from * and above."

         3. The first paragraph of Paragraph THIRD will now include the following:

                  "THIRD: TERM. The grant of rights by Publisher to ICD and the Term of this Agreement shall be extended and renewed for an additional three (3) years, commencing with the On-Sale Date of the February 1996 issue of the Publication(s) and concluding with the completion of distribution of the January 1999 issue."

         All of the remaining paragraphs under Paragraph THIRD remain the same.


- --------------
* Confidential Treatment Requested




                                       20.

Page 2 of 2
Wired Ventures Ltd. Amendment - August 11, 1995

         4.       Paragraph TENTH (b)(i) will now be changed to read as follows:

                  "(1) First Payment - With receipt by ICD of the shipper's written confirmation indicating the number of copies so shipped of a particular issue, * of the estimated Net Sale at On-Sale Date;"

         The remainder of Paragraph TENTH (b) and the remaining paragraphs under Paragraph TENTH remain the same.

         5.       Paragraph FOURTEENTH will now be changed to read as follows:

                  FOURTEENTH: NOTICE. Any notice required or which may be given hereunder shall be sent by certified or registered mail, return receipt requested, or by telegram or facsimile addressed to the other party and given by addressing the same to the other as follows, unless written notice shall have been given as of the date mailed or telegram or facsimile sent:

                  If to ICD, to:                   If to the PUBLISHER, to:

                  ICD/The Hearst Corporation       Wired Ventures Ltd.
                  250 West 55th Street             520 Third Street
                  New York, NY 10019               San Francisco, CA 94107-1427
                  Attention:  President            Attention:  President

         All other terms and conditions not amended above remain as stated in the Agreement.

         Please arrange for two (2) copies of this amendment letter to be signed below by Wired Ventures Ltd. and returned to the attention of Debra Delmar. Retroactive brokerage credit


- --------------
* Confidential Treatment Requested




                                       21.

(February-May 1995 issue) will be applied to the next Publisher statement after receipt from Publisher by ICD of this Amendment signed.

ACCEPTED:                                  ACCEPTED:

WIRED VENTURES LTD.                        INTERNATIONAL CIRCULATION
                                           DISTRIBUTORS/THE HEARST
                                           CORPORATION

By:          Jane Metcalfe                 By:          Frank E. Herrera

Title:       President                     Title:       President

Signature:   /S/ JANE METCALFE             Signature:   /S/ FRANK E. HERRERA

Date:        April 17, 1995                Date:        April 25, 1995


DMD:adl
enclosures

cc:      J. D'Aloia
         D. Delmar
         V. Zustovich




                                       22.

                               CONTRACT AMENDMENT
                                    05/22/96

         The following will amend and be part of the Agreement originally between Wired U.S.A. and ICD/The Hearst Corporation dated November 5, 1992 and subsequently assigned to Wired Ventures, Ltd. April 11, 1995, as amended thereto, now between Wired Magazine Group, Inc. and ICD/The Hearst Corporation, effective as of May 22, 1996.

1. The first paragraph of the Agreement will now be changed to read as follows:

         "Agreement, entered into this 5th day of November 1992 as amended thereto, between International Circulation Distributors - The Hearst Corporation, a Delaware Corporation, having its principal place of business at 250 West 55th Street, New York NY 10019-5288 (hereinafter referred to as "ICD") and Wired Magazine Group, Inc., a California Corporation, having its principal place of business at 520 Third Street
         - 4th Floor, San Francisco, CA 94107-1427 (hereinafter referred to as "PUBLISHER")."

2.       Paragraph FOURTEENTH will now be changed to read as follows:

         "FOURTEENTH: NOTICE. Any notice required or which may be given hereunder shall be sent by certified or registered mail, return receipt requested, or by telegram or facsimile addressed to the other party and given by addressing the same to the other as follows, unless written notice shall have been given as of the date mailed or telegram or facsimile sent:

         If to ICD, to:                            If to the PUBLISHER, to:

         ICD/THE HEARST CORPORATION                WIRED MAGAZINE GROUP, INC.
         250 WEST 55TH STREET - 11TH FLOOR         520 THIRD STREET - 4TH FLOOR
         NEW YORK, NY  10019-5288                  SAN FRANCISCO, CA  94107-1427
         ATTENTION:  PRESIDENT                     ATTENTION:  PRESIDENT"

3.       Paragraph SEVENTEENTH will now be added and read as follows:

         "SEVENTEENTH: CONTINUING OBLIGATIONS. PUBLISHER hereby agrees to assume any and all of the rights and obligations agreed to under the Agreement between Wired Ventures, Ltd. and ICD."

All other terms and conditions of the Agreement remain the same.

         Please arrange for two (2) copies of the amendment to be signed by authorized representatives of Wired Magazine, Inc. and Wired Ventures, Ltd. and returned to ICD/The Hearst Corporation, as this amendment shall not be effective until executed by all parties hereto.


                                       23.

CONTRACT AMENDMENT - WIRED
May 22, 1996
Page 2 of 2

ACCEPTED:                               ACCEPTED:

WIRED MAGAZINE GROUP, INC.              INTERNATIONAL CIRCULATION
                                        DISTRIBUTORS/THE HEARST
                                        CORPORATION

By:           Jane Metcalfe             By:           Victor J. Zustovich

Title:        President                 Title:        VP Business Affairs

Signature:    /S/ JANE METCALFE         Signature:    /S/ VICTOR J. ZUSTOVICH

Date:         May 20, 1996              Date:         May 21, 1996



ACCEPTED:

WIRED VENTURES, LTD.

By:          Jane Metcalfe

Title:       President

Signature:   /S/ JANE METCALFE

Date:        May 20, 1996

DD/as



                                       24.